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                                                                      EXHIBIT 23

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Falcon Drilling Company's previously filed Registration Statement on Form S-8 filed September 29, 1995 (Registration No. 33-97546).

ARTHUR ANDERSEN LLP

March 27, 1997